UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    ---------

                                   FORM 8 - K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2004


                          COOPERATIVE BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)


   North Carolina                   0-24626                    56-1886527
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(State or other jurisdiction      (Commission               (I.R.S. employer
      of incorporation)           file number)             identification no.)



               201 Market Street, Wilmington, North Carolina 28401
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               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (910) 343-0181
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(a)  Not applicable


(b)  Not applicable


(c)  The following exhibit is filed herewith:


     Exhibit 99.1          Press Release dated April 22, 2004
     Exhibit 99.2          Additional Financial Information


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
--------------------------------------------------------

     On April 22, 2004, Cooperative Bankshares, Inc. issued a press release announcing its unaudited financial results for the quarter ended March 31, 2004 (the "Quarter"). A copy of the press release is attached to this Report as
Exhibit 99.1 and is incorporated herein by reference. Also attached to this Report as Exhibit 99.2, and incorporated herein by reference, is additional financial information for the Quarter.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COOPERATIVE BANKSHARES, INC.



                              By:/s/ Todd L. Sammons
                                 --------------------------------------------
                                 Todd L. Sammons
                                 Senior Vice President and
                                 Chief Financial Officer



Date: April 22, 2004